Summary Prospectus
January 14, 2025
www.infracapfund.com/BNDS
Infrastructure Capital Bond Income ETF
Trading Symbol: BNDS
Listed on NYSE Arca, Inc.

Before you invest, you may want to review the Infrastructure Capital Bond Income ETF (the “Fund”) Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Statutory Prospectus and SAI, each dated January 14, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, SAI and other information about the Fund online at www.infracapfund.com/BNDS. You can also get this information at no cost by calling 800-617-0004 or by sending an email request to ETF@usbank.com.

Investment Objective
The Fund seeks to maximize current income with a secondary objective to pursue strategic opportunities for capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.80%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses(2)	0.01%
Total Annual Fund Operating Expenses	0.81%
(1)The management fee is structured as a “unified fee.” Infrastructure Capital Advisors LLC (the “Adviser”) has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short; taxes; brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; extraordinary expenses; distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unified management fee payable to the Adviser (collectively, the “Excluded Expenses”).
(2)“Other Expenses” are estimated for the Fund’s current fiscal year and include interest charges on borrowings, dividends and other expenses on securities sold short, which are Excluded Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$83	$259

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual Fund operating expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities. The Adviser will construct the Fund’s portfolio by investing in a range of bonds, including municipal bonds, government bonds, and corporate bonds. To achieve the investment objectives, the Adviser will mainly invest in corporate bonds. The Fund’s investments in corporate bonds will include, but are not limited to, fixed or floating rate bonds, zero-coupon bonds and convertible bonds. The Fund may also invest in asset-backed and mortgage-backed securities. The Fund’s investments in fixed income securities may include equity-linked notes (“ELNs”) and other investment companies, including open-end funds and exchange-traded funds (“ETFs”). ELNs are hybrid derivative-type instruments that are designed to combine the characteristics of one or more reference securities (e.g., a single stock, a stock index or a basket of stocks) and a related equity derivative. ELNs are structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates, and that are designed to offer a return linked to the underlying instruments within the ELN. The Fund considers investments in other ELNs, investment companies, and ETFs to be investments in fixed income securities if the underlying investment company or ETF also has a policy of investing at least 80% of its net assets in fixed income securities.

The Fund may invest in securities of any credit quality and maturity, including investment-grade securities and securities rated below investment grade, or unrated securities, commonly known as “high yield” or “junk” bonds. Junk bonds are generally rated lower than Baa3 by Moody’s Investors Service or lower than BBB- by Standard and Poor’s Rating Group, or if unrated, are considered by the Adviser to be of comparable credit quality. The Fund may invest in junk bonds that are in default as to the payment of principal or interest. High yield bonds have a higher expected rate of default than higher quality bonds. The Fund may invest in bonds that are secured by the assets of the issuer and unsecured bonds. The Fund may invest in privately placed bonds that may be resold to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act of 1933 (“Rule 144A securities”). The Fund may also invest in other open-end investment companies, such as ETFs, that have a policy of investing at least 80% of its net assets in fixed income securities.

To seek to obtain current income and capital appreciation opportunities, the Adviser will favor fixed income securities that it currently views as undervalued on a relative basis. To determine a security’s relative value, generally, the Adviser will utilize a multi-factor proprietary approach that considers, among other factors, a fixed income securities term premium, credit premium, liquidity premium, industry, sector, market capitalization, and value relative to the characteristics of other ETFs, ELNs, investment companies, or indexes that predominately invest in fixed income securities. The Adviser may select investments in sectors such as Utilities, real estate investment trusts (“REITs”), Industrials and Pipelines, when it believes the fixed income securities offer high total return opportunities on a relative basis.

The Adviser is a top-down manager, making investment decisions with global macroeconomic factors in mind. The Adviser considers economic factors, which may include, but is not limited to, inflation, interest rates, unemployment, commodity prices, economic growth, and monetary policy, when pursuing the Fund’s strategies. For example, if the Adviser forecasts an increase in commodity prices, the Adviser may seek to purchase bonds of companies with commodity exposure. The Adviser actively manages the assets of the portfolio pursuant to a variety of quantitative, qualitative, and relative valuation factors. When selecting investments for the Fund, the Adviser may emphasize fixed income securities that it considers discounted or offer total return opportunities. The Adviser may also consider additional features such as a company’s enterprise values, capital ratios, operating metrics, and other key financial ratios that the Adviser believes are pertinent to valuing a sector or industry group, such as price to cash flow or price to earnings ratios. When selecting preferred securities that are subject to a call provision, the Adviser generally seeks to underweight or eliminate those that trade above the call price and exhibit a low or negative yield-to-call (i.e., the rate of return that an investor would earn if the security was held until its call date).

As part of its quantitative analysis when selecting securities and constructing the portfolio, the Adviser will evaluate potential investments with respect to key variables, including, without limitation, the competitive position of a company, the perceived ability of the company to earn a high return on capital, the historical and projected stability and reliability of the profits of the company, the anticipated ability of the company to generate cash in excess of its growth needs, and the company’s ability to obtain additional capital. The Adviser’s quantitative analysis will typically use a variety of resources accessible to the public, including SEC filings, shareholder reports of issuers or the Bloomberg Terminal. The Adviser will also consider data points such as current yield, market capitalization, financial risk profiles, and relative values based on various time horizons.

In addition to quantitative, qualitative, and relative valuation factors, the Adviser aims to achieve an investment philosophy that is: (1) driven by discipline, (2) applied consistently, and (3) centered around risk management. The Adviser will execute a trade after considering the time horizon for the investment and the portfolio’s positioning. Factors considered as part of the sell discipline include excessive valuation, opportunities to shift to more favorable investments, lack of confidence in the original thesis, changes in the company’s fundamental position, and whether a better opportunity exists to further the Fund’s strategy. The Adviser expects, at times, to engage in active trading with high portfolio turnover of the Fund’s portfolio investments to achieve the Fund’s investment objective. The Adviser expects annual portfolio turnover may, at times, exceed 100% of the average value of the Fund’s portfolio.

The Fund may invest up to 20% of the Fund’s net assets in equity securities. The Fund may invest in the equity securities of companies of any market capitalization. The Fund’s investments in equity securities will typically be in the form of preferred stocks. From time to time the Fund may hold common stock, usually in the event a security is converted into common equity. The Fund may also invest in limited partnership interest through MLP units, securities of companies holding primarily general partner or managing member interests in MLPs, and other investment companies that invest in MLPs.

To assist the Adviser’s portfolio management process, the Adviser may purchase and write put and call options in an effort to (i) generate additional income and reduce volatility in the portfolio, (ii) remove or add securities from the portfolio (i.e., convertible securities), (iii) facilitate total return opportunities, and (iv) hedge against market risks or other risks in the Fund’s portfolio. The Fund intends to enter into swap agreements, including total return swaps. The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities. The extent of the Fund’s use of put and call options will vary depending on the Adviser’s assessment of market conditions and other factors. The Fund may engage in short sales of securities in its portfolio to hedge against market, interest-rate, commodity, inflation and credit risk and to facilitate total return opportunities. In a short sale transaction, the Fund will borrow a security and sell it at the current market price in the anticipation of buying the security at a lower price prior to the time the Fund is obligated to return the security to the owner. The Fund will not sell a security short if, as a result of such short sale, the aggregate market value of all securities sold short exceeds 20% of the Fund’s net assets.

Principal Risks
As with any fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. In addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are summarized below.

ETF Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has only a limited number of institutional investors (known as “Authorized Participants” or “APs”) that are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to the Fund’s net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. This may lead to the widening of bid/ask spreads quoted throughout the day.
•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. This may lead to the widening of bid/ask spreads quoted throughout the day.
•Trading. Although shares of the Fund are listed for trading on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained or that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the market for shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares, in turn, can lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. This may lead to the widening of bid/ask spreads quoted throughout the day.

•Early Close/Trading Halt. An exchange or market may close early or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
•Listing Standards Risk. The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.
New Fund Risk. The Fund is a recently organized investment company with no operating history prior to the date of this Prospectus. As a result, prospective investors have no track record or history on which to base their investment decision.
Debt Securities Risk. Increases in interest rates typically lower the value of debt securities held by the Fund. Investments in debt securities include credit risk. There is also the risk that a bond issuer may “call,” or repay its high yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.
Credit Risk. An issuer of debt securities may not make timely payments of principal and interest and may default entirely in its obligations. A decrease in the issuer’s credit rating may lower the value of debt securities.
Interest Rate Risk. Securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed-income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed-income securities with shorter maturities.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling such illiquid investments at an advantageous time or price. A lack of liquidity may also cause the value of investments to decline. Illiquid investments may also be difficult to value.
High Yield Debt Securities (“Junk” Bond) Risk. Below investment-grade debt securities (also referred to as high yield debt securities or “junk” bonds) involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of high yield debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
Zero-Coupon Bond Risk. Zero-coupon bonds do not pay interest on a current basis and may be highly volatile as interest rates rise or fall. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market.
Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risk of prepayment. These types of securities may also decline in value because of mortgage foreclosures or defaults on the underlying obligations. Asset-backed and mortgage-backed securities are also subject to extension risk, the risk that rising interest rates could cause prepayments to decrease, extending the life of asset-backed and mortgage-backed securities with lower payment rates.

Municipal Securities Risk. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these securities.
Floating Rate Risk. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the Fund earns on its floating rate investments.
Small Cap Companies Risk. The Fund’s investments in securities of Small Cap companies may be more volatile than funds that invest in larger, more established companies. The securities of Small Cap companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small Cap companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
Value Investing Risk. The prices of securities the Adviser believes are undervalued may not appreciate as anticipated or may go down, the valuations may never improve or returns on value equity securities may be less than returns on other styles of investing or the overall stock market.
Derivatives Risk. Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's NAV per share. If the Adviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. The Fund may enter into total return swaps, among other instruments, for purposes of attempting to gain exposure to a particular asset without actually purchasing that asset. Such swap arrangements are over-the-counter (OTC) derivatives that may also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations.
Options Risk. Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. A fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect.
Tax Risk. The Fund’s investments in options may subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. Premiums earned by the Fund from its use of options investments are treated as short-term capital gains, and are taxable as ordinary income.
Equity-Linked Notes Risk. When the Fund invests in ELNs, it receives cash but limits its opportunity to profit from an increase in the market value of the instrument because of the limits relating to the call options written within the particular ELN. Investing in ELNs may be more costly to the Fund than if the Fund had invested in the underlying instruments directly. Investments in ELNs often have risks similar to the underlying instruments, which include market risk. In addition, since ELNs are in note form, ELNs are subject to certain debt securities risks, such as credit or counterparty risk. Should the prices of the underlying instruments move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. A lack of liquidity may also cause the value of the ELN to decline. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities. The Fund’s ELN investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s ELN investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.
Counterparty Risk. The Fund may use swap agreements to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Short Sales Risk. The Fund may enter into short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. If the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. To complete a short sale, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs, and then sell the borrowed security to a buyer in the market. The Fund will cover its short position by buying shares in the market either (i) at its discretion or (ii) when called by the broker-dealer lender. Covering such short positions on a discretionary basis may not mitigate short sales risk. Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.
Investments in Companies with Business Related to Commodities. Investments in securities of companies involved in mining or related precious metals industries, and the value of companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can make sharp movement, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies who business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.
Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
Preferred Stock Risk. Preferred stocks may be more volatile than fixed-income securities and are more correlated with the issuer’s underlying common stock than fixed-income securities. Additionally, the dividend on a preferred stock may be changed or omitted by the issuer. Preferred stock market values may change based on changes in interest rates.
Convertible Securities Risk. If market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
Other Investment Companies Risk. The risk of owning other investment companies, including ETFs, generally reflects the risks of owning underlying investments the other investment company holds. When the Fund invests in investment company securities, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an investment company could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company.
REIT Risk. REITs are companies that own or finance income-producing real estate. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs also subject it to management and tax risks.
Utilities Risk. Utilities companies include companies that produce or distribute gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital markets’ ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may negatively affect utilities companies.
Pipelines/MLP Risk. Investments in securities of Master Limited Partnership (“MLPs”) involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner and cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of

MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. MLP interests may not be as liquid as other more commonly traded equity securities.
High Portfolio Turnover Risk. A high portfolio turnover rate (portfolio turnover in excess of 100% of the average value of the Fund’s portfolio) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. High portfolio turnover also necessarily results in greater transaction costs which may reduce Fund performance.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund. The Adviser’s evaluations and assumptions regarding issuers, securities, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
Market Events Risk. One or more markets in which the Fund invests may go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
Model Risk. The Adviser seeks to pursue the Fund’s investment objective by using, among other techniques, models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues and other technological issues). There is no guarantee that the Adviser’s use of these models will result in effective investment decisions for the Fund.
Performance
Performance information for the Fund is not included because the Fund did not have annual returns for at least one calendar year as of the date of this Prospectus. Performance information will be available once the Fund has at least once calendar year of performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information will be available on the Fund’s website at www.infracapfund.com/BNDS or by calling the Fund toll-free at 1-800-617-0004.
Management

Investment Adviser

Infrastructure Capital Advisors, LLC is the Fund’s investment adviser.

Portfolio Managers

Jay D. Hatfield, founder, chief executive officer and president of the Adviser, and Andrew Meleney, Portfolio Manager and Director of Research of the Adviser, are the portfolio managers responsible for the day-to-day management of the Fund. Mr. Hatfield and Mr. Meleney have each managed the Fund since its inception in January 2025.

Purchase and Sale of Fund Shares
Shares of the Fund are listed on the Exchange, and individual shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because shares of the Fund trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems its shares at NAV only in large specified numbers of shares known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.infracapfund.com/BNDS.

Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.